Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:
Media:	Investors:
Misty Zelent	Christopher Miorin
mzelent@irco.com	christopher.miorin@irco.com

 Vicente Reynal Appointed Chairman of the Board of Ingersoll Rand
William Donnelly appointed lead director as current chairman Peter Stavros and board member Josh Weisenbeck, both with KKR, retire from the Ingersoll Rand Board

DAVIDSON, N.C. – November 9, 2021 – The Board of Directors of Ingersoll Rand Inc. (NYSE:IR), a global provider of mission-critical flow creation and industrial solutions, has appointed Vicente Reynal as chairman of the company and William (Bill) Donnelly to serve as the company’s lead director. Both appointments are effective immediately.
Reynal will assume the chairman role in addition to his roles of president and chief executive officer. He succeeds Pete Stavros, who retires from being chairman of Ingersoll Rand since 2013. Stavros is a partner at KKR and serves as co-head of its private equity business in the Americas and co-chair of its Inclusion and Diversity Council. Josh Weisenbeck, a partner in KKR’s private equity business and leader of its Industrial team, has also retired.
“I am retiring from the chairman role with the absolute confidence that Vicente is the right person to lead Ingersoll Rand into the next phase of its growth story,” said Stavros. “His expertise in transformative leadership and profitable growth, while focusing on employee ownership and engagement, will be instrumental to the company’s future success. On behalf of Josh and everyone at KKR, we are so proud to have been part of Gardner Denver’s – and now Ingersoll Rand’s – transformation, and we look forward to watching Ingersoll Rand continue to grow/lead the market with Vicente and Bill at the helm.”
Donnelly, retired executive vice president and chief financial officer of Mettler-Toledo International Inc., has served on the Ingersoll Rand Board since 2017.  His appointment as Ingersoll Rand’s lead director demonstrates the Board’s confidence in his deep understanding of the company’s strategy and operations, his commitment during his time at Mettler to delivering consistent annual organic growth and shareholder value creation and his experience with publicly held industrial and life science companies.
“I am honored to be selected by the Board for this appointment and look forward to building on Pete and Vicente’s strong record of shareholder value creation,” said Donnelly. “The Board’s unanimous selection of Vicente to the role of chairman is in recognition of his leadership, knowledge, passion, and financial and operational track record of success. The appointment also shows our unwavering support and belief in the company’s current strategy, leadership and direction. As a Board, we believe that a shared CEO and chairmanship is the right approach given Vicente’s proven leadership, and the company’s strong commitment to sustainability and good governance, including the creation of the new role of lead director.”
Reynal joined the company in 2015 as chief executive officer of the Gardner Denver Industrials Segment, and was named president and chief executive officer in January 2016. He has served as president and chief executive officer of Ingersoll Rand since March 2020, when he led the transformational merger between Gardner Denver and the Industrials Segment of Ingersoll-Rand plc.

Reflecting on his appointment and the Ingersoll Rand Board leadership changes, Reynal remarked, “Coming from a small, rural Puerto Rican town, I had a deep passion to be successful and help others along the way. Over the years, I focused on what good leadership looks like, even taking steps down in roles or titles to have purposeful influence on positive performance and execution. With the chairman role, I’m excited to carry forward the shared philosophy Pete and I have that broad-based employee ownership and being a purpose and value driven organization are foundational elements of long-term performance and shareholder value creation. Pete’s legacy will survive in many ways, but perhaps will best be reflected in our continued commitment to the philosophy of employee ownership, which he has championed and led during his tenure as chairman. We are deeply appreciative of the invaluable contributions from Pete and Josh, and wish them much success in the future. At the same time, I congratulate Bill in his new role: he embodies what we want in a lead director – high integrity, strategic thinking, intellectual independence and a bias toward action. I look forward to continue working alongside him and our other Board members to live out the purpose and values of Ingersoll Rand.”

Forward-Looking Statements

This news release contains “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements related to Ingersoll Rand Inc.’s (the “Company” or “Ingersoll Rand” and f/k/a Gardner Denver Holdings, Inc. or “Gardner Denver”) expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to” “will continue,” “will likely result,” “guidance” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements other than historical facts are forward-looking statements.

These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the impact on the Company’s business, suppliers and customers and global economic conditions of the COVID-19 pandemic; (2) unexpected costs, charges or expenses resulting from the completed and proposed business combinations; (3) uncertainty of the expected financial performance of the Company; (4) failure to realize the anticipated benefits of the completed and proposed business combinations; (5) the ability of the Company to implement its business strategy; (6) difficulties and delays in achieving revenue and cost synergies; (7) inability of the Company to retain and hire key personnel; (8) evolving legal, regulatory and tax regimes; (10) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; (11) adverse impact on our operations and financial performance due to natural disaster, catastrophe, pandemic or other events outside of our control; and (12) other risk factors detailed in Ingersoll Rand’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its periodic filings with the SEC, which are available on the SEC’s website at http://www.sec.gov. The foregoing list of important factors is not exclusive.
Any forward-looking statements speak only as of the date of this release. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

About Ingersoll Rand Inc.
Ingersoll Rand Inc. (NYSE:IR), driven by an entrepreneurial spirit and ownership mindset, is dedicated to helping make life better for our employees, customers and communities. Customers lean on us for our technology-driven excellence in mission-critical flow creation and industrial solutions across 40+ respected brands where our products and services excel in the most complex and harsh conditions. Our employees develop customers for life through their daily commitment to expertise, productivity and efficiency. For more information, visit www.IRCO.com.
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